Exhibit 99.1

CASE NAME: In re Entergy New Orleans, Inc.
CASE NUMBER: 05-17697

COMPARATIVE BALANCE SHEET
ASSETS
(Unaudited)(in thousands)(assets at book value)
(prepared for bankruptcy case under U.S. Trustee guidelines)
	Sept. 23, 2005	Sept. 30, 2005	Oct. 31, 2005	Nov. 30, 2005

CURRENT ASSETS
Cash and cash equivalents:
Cash	$15,555	$46,686	$32,789	$62,743
Temporary cash investments - at cost,
which approximates market	-	-	-	-
Total cash and cash equivalents	15,555	46,686	32,789	62,743
Accounts receivable:
Customer	69,971	74,165	108,501	86,835
Allowance for doubtful accounts	(3,721)	(3,721)	(18,621)	(18,621)
Associated companies	4,305	6,864	14,651	28,841
Other	7,683	7,683	2,823	6,440
Accrued unbilled revenues	48,626	48,626	13,152	13,413
Total accounts receivable	126,864	133,617	120,506	116,908
Deferred fuel costs	41,257	41,257	25,503	26,805
Fuel inventory - at average cost	6,496	6,997	7,966	8,003
Materials and supplies - at average cost	9,322	9,322	9,790	10,409
Prepayments and other	20,752	21,249	35,259	73,215
TOTAL	220,246	259,128	231,813	298,083

OTHER PROPERTY AND INVESTMENTS
Investment in affiliates - at equity	3,259	3,259	3,259	3,259
Non-utility property at cost (less accumulated depreciation)	1,107	1,107	1,107	1,107
TOTAL	4,366	4,366	4,366	4,366

UTILITY PLANT
Electric	696,538	696,538	689,214	689,761
Natural gas	195,779	195,779	188,952	188,926
Construction work in progress	207,754	207,754	205,134	205,552
TOTAL UTILITY PLANT	1,100,071	1,100,071	1,083,300	1,084,239
Less - accumulated depreciation and amortization	433,711	434,471	424,544	427,135
UTILITY PLANT - NET	666,360	665,600	658,756	657,104

DEFERRED DEBITS AND OTHER ASSETS
Regulatory assets:
Other regulatory assets	120,692	120,692	135,354	134,158
Long term receivables	1,812	1,812	1,812	1,812
Other	20,621	20,621	20,892	21,094
TOTAL	143,125	143,125	158,058	157,064

TOTAL ASSETS	$1,034,097	$1,072,219	$1,052,993	$1,116,617

CASE NAME: In re Entergy New Orleans, Inc.
CASE NUMBER: 05-17697

COMPARATIVE BALANCE SHEET
LIABILITIES AND SHAREHOLDERS' EQUITY
(Unaudited)(in thousands)
(prepared for bankruptcy case under U.S. Trustee guidelines)
	Sept. 23, 2005	Sept. 30, 2005	Oct. 31, 2005	Nov. 30, 2005
POST-PETITION LIABILITIES
Taxes payable (Form 2-E, pg. 1 of 3)	$ -	$ 471	$ 4,238	$ 5,656
Accounts payable (Form 2-E, pg. 1 of 3)	-	6,363	41,594	36,089
DIP credit facility	-	60,000	60,000	100,000
TOTAL	-	66,834	105,832	141,745
CURRENT LIABILITIES
Currently maturing long-term debt	$ -	$ -	$ -	$ -
Notes payable	15,000	15,000	15,000	15,000
Accounts payable:
Associated companies	72,120	66,954	52,287	48,767
Other	306,795	284,144	263,147	259,174
Customer deposits	18,379	18,379	18,200	17,609
Taxes accrued	-	-	-	-
Accumulated deferred income taxes	14,128	14,128	8,049	8,318
Interest accrued	2,560	2,560	3,733	4,868
Energy Efficiency Program provision	6,871	6,871	6,904	6,938
Other	1,889	1,418	115	2,277
TOTAL	437,742	409,454	367,435	362,951

NON-CURRENT LIABILITIES
Accumulated deferred income taxes and taxes accrued	77,699	77,699	85,306	115,132
Accumulated deferred investment tax credits	3,676	3,676	3,641	3,605
SFAS 109 regulatory liability - net	45,128	45,128	45,128	50,345
Other regulatory liabilities	12,253	12,253	14,915	8,749
Accumulated provisions	7,856	7,856	7,890	7,930
Pension liability	26,151	26,151	26,681	28,111
Long-term debt	229,855	229,855	229,856	229,858
Other	4,326	4,326	4,965	3,783
TOTAL	406,944	406,944	418,382	447,513

TOTAL LIABILITIES	844,686	883,232	891,649	952,209

Commitments and Contingencies

SHAREHOLDERS' EQUITY
Preferred stock without sinking fund	19,780	19,780	19,780	19,780
Common stock, $4 par value, authorized 10,000,000
shares; issued and outstanding 8,435,900 shares in 2005
and 2004	33,744	33,744	33,744	33,744
Paid-in capital	36,294	36,294	36,294	36,294
Retained earnings - pre-petition	99,593	99,593	99,593	99,593
Retained earnings - post-petition	-	(424)	(28,067)	(25,003)
TOTAL	189,411	188,987	161,344	164,408

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,034,097	$1,072,219	$1,052,993	$1,116,617

CASE NAME: In re Entergy New Orleans, Inc.
CASE NUMBER: 05-17697
STATEMENT OF OPERATIONS (Unaudited)(in thousands) (prepared for bankruptcy case under U.S. Trustee guidelines)
	Sept. 23-30,	October	November
	2005	2005	2005

OPERATING REVENUES
Domestic electric	$6,029	$10,064	$28,371
Natural gas	724	7,718	6,597
TOTAL	6,753	17,782	34,968

OPERATING EXPENSES
Operation and Maintenance:
Fuel, fuel-related expenses, and
gas purchased for resale	378	19,111	924
Purchased power	4,547	29,009	18,658
Other operation and maintenance	1,335	4,313	4,071
Taxes other than income taxes	471	2,428	4,252
Depreciation and amortization	760	2,751	2,746
Other regulatory charges (credits) - net	19	408	360
TOTAL	7,510	58,020	31,011

OPERATING INCOME	(757)	(40,238)	3,957

OTHER INCOME
Allowance for equity funds used during construction	25	92	1,070
Interest and dividend income	69	173	231
Miscellaneous - net	(11)	(3,289)	(100)
TOTAL	83	(3,024)	1,201

INTEREST AND OTHER CHARGES
Interest on long-term debt	287	1,078	1,078
Other interest - net	80	547	619
Allowance for borrowed funds used during construction	(19)	(76)	(875)
TOTAL	348	1,549	822

INCOME (LOSS) BEFORE INCOME TAXES	(1,022)	(44,811)	4,336

Income taxes	(598)	(17,168)	1,273

NET INCOME (LOSS)	(424)	(27,643)	3,063

Preferred dividend requirements and other	-	-	-

INCOME (LOSS) APPLICABLE TO
COMMON STOCK	($424)	($27,643)	$3,063

CASE NAME: In re Entergy New Orleans, Inc.                                                                                                 CASE NUMBER: 05-17697

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period November 1 to November 30, 2005

CASH RECONCILIATION

1. Beginning Cash Balance (Ending Cash Balance
    from last month's report                                                                                                                        $ 32,788,514.78

2. Cash Receipts (total Cash Receipts from page 2
    of all FORM 2-Ds)                                                                       $ 90,869,527.40

3. Cash Disbursements (total Cash Disbursements
    from page 3 of all FORM 2-Ds)                                                   $ (60,914,833.69)

4. Net Cash Flow                                                                                                                                  $ 29,954,693.71

5. Ending Cash Balance (to FORM 2-B)                                                                                                $ 62,743,208.50

CASH SUMMARY - ENDING BALANCE

1. ENOI-General Fund-DIP	$ 42,528,253.56	Hibernia National Bank

2. ENOI-RPC	$ 15,057,050.00	Hibernia National Bank

3. ENOI-Deposit Refund*	$ 0.00	Hibernia National Bank

4. ENOI-APS	$ 247,551.73	Hibernia National Bank

5. ENOI-SERI Refund*	$ 0.00	Hibernia National Bank

6. ENOI-Deposit Refund*	$ 0.00	JPMorgan Chase/Bank One

7. ENOI-EDI	$ 4,702,502.17	JPMorgan Chase/Bank One

8. ENOI-Investment Acct*	$ 103,006.04	Dryades

9. ENOI-CD*	$ 100,000.00	Liberty Bank

10. NOPSI-Orig Name*	$ 910.00	Hibernia National Bank

11. Working Fund*	$ 3,935.00	N/A

TOTAL	$ 62,743,208.50

* - (no cash activity during reporting period)

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ADJUSTED CASH DISBURSEMENTS

Cash disbursements on Line 3 above less inter-account transfers & UST fees paid $ 60,914,833.69